UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 21, 2008

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LightPath Technologies, Inc.

Form 8-K

Item 2.02.	Results of Operations and Financial Condition

The Registrant issued three Press Releases on January 21, 2008 announcing new products. The first introduces a new chalcogenide glass, BD-2, for molding infrared aspheric optics. A copy of the Press Release is attached as Exhibit 99.1 to this Report. The second introduces a molded aspheric collimating lens for MWIR laser diodes. A copy of the Press Release is attached as Exhibit 99.2 to this Report. The third introduces the IsoBeam™ fusion collimator, an optically isolated, laser collimator. A copy of the Press Release is attached as Exhibit 99.3 to this Report.

Item 9.01.	Financial Statements and Exhibits

Three Press Releases on January 21, 2008 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: January 22, 2008	By:	/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release issued on January 21, 2007, New Product Announcement BD-2 Chalcogenide Glass.

EX-99.2	Press Release issued on January 21, 2007, MWIR Aspheric Collimating Lens.

EX-99.3	Press Release issued on January 21, 2007, IsoBeam™ Fusion Collimator.